UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  May 31, 2006

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                         1-9389                    13-3314599
  --------                       ---------                ---------------
(State or other            (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                           Identification No.)


1400 Union Meeting Road,
Blue Bell, Pennsylvania                                       19422
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
                              ------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreements.

     At C&D's annual meeting of stockholders held on June 1, 2006, C&D's stockholders approved the C&D Technologies, Inc. 2007 Stock Incentive Plan (the "2007 Plan"). A description of the material provisions of the Plan is set forth on pages 7 through 13 of C&D's proxy statement for its 2006 Annual Meeting of Stockholders filed with the Commission on May 2, 2006 and supplemented on May 15, 2006, which description is incorporated into this Form 8-K by reference.

     On May 31, 2006, C&D entered into an indemnification agreement with one of its directors, Ellen C. Wolf. The terms of the indemnification agreement are identical to those terms contained in the indemnification agreements that C&D has with all of its directors. Under the agreement, the Company has agreed to indemnify Ms. Wolf as a director of the Company to the fullest extent permitted under applicable law, including advancement of expenses, subject to the limitations set forth in the agreement.

     On June 5, 2006, C&D entered into an employment agreement with Leonard Kiely, the newly-appointed Vice President and General Manager of C&D's Power Systems Division. Under the employment agreement, Mr.Kiely will be paid a base salary of $290,000 and will have a target bonus under C&D's Management Incentive Compensation Plan of 35% of his base salary. The Compensation Committee approved, effective the first day of Mr. Kiely's employment, the grant to Mr.Kiely of options to purchase 50,000 shares of C&D common stock at an exercise price equal to the closing price on the effective date of the grant, vesting in three equal annual installments. Mr.Kiely will also be entitled to participate in the C&D nonqualified deferred compensation plan and in C&D's other employee benefit plans.



Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

(c) Exhibits.
         Exhibit No.                        Exhibit Description
         ----------                         -------------------

           10.1            C&D Technologies,  Inc. 2007  Stock  Incentive  Plan.
                           (Incorporated by reference to Annex A to C&D's proxy statement filed with the Commission on May 2, 2006.)

           10.2 Indemnification Agreement dated May 31, 2006 between C&D and Ellen C. Wolf. (Filed herewith.)

           10.3 Employment Agreement dated June 5, 2006 between C&D and Leonard Kiely. (Filed herewith.)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        C&D TECHNOLOGIES, INC.


                                        By: /s/ James D. Dee
                                        ----------------------------------------
                                        James D. Dee, Vice President, General
                                        Counsel and Corporate Secretary



Date:  June 6, 2006

                                  EXHIBIT INDEX


         Exhibit No.                        Exhibit Description
         -----------                        -------------------

           10.2 Indemnification Agreement dated May 31, 2006 between C&D and Ellen C.Wolf.

           10.3 Employment Agreement dated June 5, 2006 between C&D and Leonard Kiely.